UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

ROTECH HEALTHCARE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50940	03-0408870
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 14, 2011, Rotech Healthcare Inc. (the “Company”) issued a press release. A copy of this press release is furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The information contained in this report shall not constitute an offer to sell or a solicitation of an offer to purchase any securities of the Company and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Title
99.1	Press Release, issued January 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2011	ROTECH HEALTHCARE INC.

	By:	/s/ PHILIP L. CARTER
Philip L. Carter
President and Chief Executive Officer

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